OFI Pictet Global Environmental Solutions Fund	Oppenheimer Main Street Fund®/VA
Oppenheimer Capital Appreciation Fund	Oppenheimer Main Street Mid Cap Fund®
Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Small Cap Fund®
Oppenheimer Capital Income Fund	Oppenheimer Main Street Small Cap Fund®/VA
Oppenheimer Conservative Balanced Fund/VA	Oppenheimer Mid Cap Value Fund
Oppenheimer Developing Markets Fund	Oppenheimer Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Portfolio Series: Active Allocation Fund
Oppenheimer Discovery Mid Cap Growth Fund	Oppenheimer Portfolio Series: Conservative Investor Fund
Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Portfolio Series: Equity Investor Fund
Oppenheimer Dividend Opportunity Fund	Oppenheimer Portfolio Series: Moderate Investor Fund
Oppenheimer Emerging Markets Innovators Fund	Oppenheimer Preferred Securities and Income Fund
Oppenheimer Emerging Markets Local Debt Fund	Oppenheimer Real Estate Fund
Oppenheimer Emerging Markets Revenue ETF	Oppenheimer Rising Dividends Fund
Oppenheimer Emerging Markets Ultra Dividend Revenue ETF	Oppenheimer Rochester® AMT-Free Municipal Fund
Oppenheimer Equity Income Fund	Oppenheimer Rochester® AMT-Free New York Municipal Fund
Oppenheimer ESG Revenue ETF	Oppenheimer Rochester® California Municipal Fund
Oppenheimer Fundamental Alternatives Fund	Oppenheimer Rochester® Fund Municipals
Oppenheimer Global Allocation Fund	Oppenheimer Rochester® High Yield Municipal Fund
Oppenheimer Global ESG Revenue ETF	Oppenheimer Rochester® Limited Term California Municipal Fund
Oppenheimer Global Focus Fund	Oppenheimer Rochester® Limited Term New York Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester® New Jersey Municipal Fund
Oppenheimer Global Fund/VA	Oppenheimer Rochester® Pennsylvania Municipal Fund
Oppenheimer Global High Yield Fund	Oppenheimer Rochester® Short Duration High Yield Municipal Fund
Oppenheimer Global Multi-Alternatives Fund/VA	Oppenheimer Russell 1000® Dynamic Multifactor ETF
Oppenheimer Global Multi-Asset Growth Fund	Oppenheimer Russell 1000® Low Volatility Factor ETF
Oppenheimer Global Multi-Asset Income Fund	Oppenheimer Russell 1000® Momentum Factor ETF
Oppenheimer Global Opportunities Fund	Oppenheimer Russell 1000® Quality Factor ETF
Oppenheimer Global Revenue ETF	Oppenheimer Russell 1000® Size Factor ETF
Oppenheimer Global Strategic Income Fund	Oppenheimer Russell 1000® Value Factor ETF
Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Russell 1000® Yield Factor ETF
Oppenheimer Global Unconstrained Bond Fund	Oppenheimer Russell 2000® Dynamic Multifactor ETF
Oppenheimer Gold & Special Minerals Fund	Oppenheimer S&P 500 Revenue ETF
Oppenheimer Government Cash Reserves	Oppenheimer S&P Financials Revenue ETF
Oppenheimer Government Money Fund/VA	Oppenheimer S&P MidCap 400 Revenue ETF
Oppenheimer Government Money Market Fund	Oppenheimer S&P SmallCap 600 Revenue ETF
Oppenheimer Institutional Government Money Market Fund	Oppenheimer S&P Ultra Dividend Revenue ETF
Oppenheimer Senior Floating Rate Fund
Oppenheimer Intermediate Income Fund Oppenheimer Intermediate Term Municipal Fund	Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer International Bond Fund	Oppenheimer Short Term Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Small Cap Value Fund
Oppenheimer International Equity Fund	Oppenheimer SteelPath MLP & Energy Infrastructure Fund
Oppenheimer International Growth Fund	Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer International Growth Fund/VA	Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer International Revenue ETF	Oppenheimer SteelPath MLP Income Fund
Oppenheimer International Small-Mid Company Fund	Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer International Ultra Dividend Revenue ETF	Oppenheimer SteelPath Panoramic Fund
Oppenheimer Limited-Term Bond Fund	Oppenheimer Total Return Bond Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Total Return Bond Fund/VA
Oppenheimer Macquarie Global Infrastructure Fund	Oppenheimer Ultra-Short Duration Fund
Oppenheimer Main Street All Cap Fund®	Oppenheimer Value Fund
Oppenheimer Main Street Fund®

Supplement dated January 18, 2019 to the Summary Prospectus, Prospectus and Statement of Additional Information

This supplement amends the summary prospectus, prospectus and statement of additional information of the above referenced funds (each, a “Fund” and together, the “Funds”) and is in addition to any other supplement(s) except as indicated immediately below.

This supplement supersedes the supplement dated January 14, 2019 (the “January 14th Supplement”) and is intended to delete entirely the last paragraph of the January 14th Supplement regarding the anticipation that the Funds will close to new investors as soon as practicable following shareholder approval.

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire OppenheimerFunds, Inc. (the “Transaction”). In connection with the Transaction, on January 11, 2019 the Board of Trustees of each trust (each, a “Trust”) governing the Trust’s respective Fund(s) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of each Fund to a corresponding, newly formed fund (each, an “Acquiring Fund,” and collectively the “Acquiring Funds”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the respective Fund as of the close of business on the closing date, and with respect to those Funds that are exchange-traded funds (an “ETF”), shares of the corresponding Acquired Fund (and cash with respect to any fractional shares) of equal value to the value of the respective Fund as of the close of business on the closing date.

Although each Acquiring Fund will be managed by either Invesco Advisers, Inc. (for those Acquiring Funds that are not ETFs) or Invesco Capital Management, LLC (for those Acquiring Funds that are ETFs), each Acquiring Fund will, as of the closing date, have the same investment objective (or in the case of the Acquiring Funds that are ETFs, a substantially similar investment objective) and substantially similar principal investment strategies and risks as the corresponding Fund. After each Reorganization, Invesco Advisers, Inc. will be the investment adviser to each Acquiring Fund that is a mutual fund, and Invesco Capital Management, LLC will be the investment adviser to each Acquiring Fund that is an ETF, and each Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Each Reorganization is subject to the approval of shareholders of each Fund. Shareholders of record of each Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Trusts’ Boards of Trustees considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, each Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

You should read this supplement in conjunction with the summary prospectus, prospectus and statement of additional information and retain it for future reference.

January 18, 2019	PS0000.201

Oppenheimer
International Growth Fund
NYSE Ticker Symbols
Class A	OIGAX
Class C	OIGCX
Class R	OIGNX
Class Y	OIGYX
Class I	OIGIX
Summary Prospectus        January 29, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/InternationalGrowthFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.
The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated January 29, 2019, and through page 50 of its most recent Annual Report, dated November 30, 2018, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/InternationalGrowthFund. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks capital appreciation.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts and sales charge waivers is available from your financial professional and in the section “About Your Account” beginning on page 13 of the prospectus, in the appendix to the prospectus titled “Special Sales Charge Arrangements and Waivers” and in the section “How to Buy Shares” beginning on page 50 in the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class R	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
...
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y	Class I
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%
...
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
...
Other Expenses	0.22%	0.22%	0.22%	0.22%	0.05%
...
Total Annual Fund Operating Expenses	1.11%	1.86%	1.36%	0.86%	0.69%
Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any applicable fee waivers
Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1.800.225.5677.

and/or expense reimbursements are reflected in the below examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:
	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$682	$909	$1,155	$1,856	$682	$909	$1,155	$1,856
...
Class C	$291	$590	$1,015	$2,200	$191	$590	$1,015	$2,200
...
Class R	$139	$434	$750	$1,646	$139	$434	$750	$1,646
...
Class Y	$88	$276	$479	$1,065	$88	$276	$479	$1,065
...
Class I	$71	$221	$385	$861	$71	$221	$385	$861
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies. The Fund mainly invests in the common stock of growth companies that are domiciled or have their primary operations outside of the United States. It may invest 100% of its assets in securities of foreign companies. The Fund may invest in emerging markets as well as in developed markets throughout the world. From time to time it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. Under normal market conditions the Fund will:
■	invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States, and
■	emphasize investments in common stocks of issuers that the portfolio managers consider to be “growth” companies.
The Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. The Fund can also buy securities convertible into common stock and other securities having equity features.
In selecting investments for the Fund’s portfolio, the portfolio managers evaluate investment opportunities on a company-by-company basis. The portfolio managers look primarily for foreign companies with high growth potential using a “bottom up” investment approach, that is, by looking at the investment performance of individual stocks before considering the impact of general or industry-specific economic trends. This approach includes fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations, product development, and industry position.
The portfolio managers currently focus on the following factors, which may vary in particular cases and may change over time:
■	companies that enjoy a strong competitive position and high demand for their products or services;
■	companies with accelerating earnings growth and cash flow; and
■	diversity among companies, industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.
The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio managers do not invest any fixed amount of the Fund’s assets according to these criteria and the trends that are considered may change over time. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.
Principal Risks. The price of the Fund’s shares can go up and down substantially. The value of the Fund’s investments may fall due to adverse changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Fund.
Risks of Investing in Stocks. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of individual stocks generally do not all move in the same direction at the same time. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.
Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund’s policy of not concentrating its investments in any one industry.
Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s net assets may change on days when you will not be able to purchase or redeem the Fund’s shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.
Eurozone Investment Risks. Certain of the regions in which the Fund may invest, including the European Union (EU), currently experience significant financial difficulties. Following the global economic crisis that began in 2008, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets. Additionally, the United Kingdom’s intended departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom.
Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, however, these risks may be magnified in developing and emerging markets. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries’ currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.
Risks of Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including “unseasoned” companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Small- and mid-cap companies’ securities may trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small- and mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small- or mid-cap company, if it realizes any gain at all.
Risks of Growth Investing. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.
Who Is The Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for an aggressive fund focusing on growth stock investments, and the special risks of investing in both developed and emerging foreign countries. The Fund does not seek current income and is not designed for investors needing income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance (for Class A Shares) from calendar year to calendar year and by showing how the Fund’s average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund’s past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Sales charges and taxes are not reflected in the bar chart and if those charges were included, returns would be less than those shown. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund’s website: https://www.oppenheimerfunds.com/fund/InternationalGrowthFund
Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 21.90% (2nd Qtr 09) and the lowest return was -17.87% (3rd Qtr 11). For the period from January 1, 2018 to December 31, 2018 the return before sales charges and taxes was -19.55%.

The following table shows the average annual total returns for each class of the Fund’s shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years (or life of class if less)
Class A Shares (inception 03/25/96)
Return Before Taxes	(24.18)%	(2.14)%	7.13%
Return After Taxes on Distributions	(24.36)%	(2.38)%	6.93%
Return After Taxes on Distributions and Sale of Fund Shares	(14.17)%	(1.64)%	5.78%
...
Class C Shares (inception 03/25/96)	(20.95)%	(1.71)%	6.97%
...
Class R Shares (inception 03/01/01)	(19.75)%	(1.22)%	7.50%
...
Class Y Shares (inception 09/07/05)	(19.36)%	(0.72)%	8.14%
...
Class I Shares (inception 03/29/12)	(19.22)%	(0.54)%	4.30%
...
MSCI AC World ex-U.S. Index	(14.20)%	0.68%	6.57%
(reflects no deduction for fees, expenses, or taxes)			3.49%*
*	From 03/29/2012

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.
Portfolio Managers. George R. Evans, CFA, has been Vice President and lead portfolio manager of the Fund since March 1996. Robert B. Dunphy, CFA, has been Vice President and co-portfolio manager of the Fund since March 2012.
Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $1 million per account. The Class I share minimum initial investment is waived for retirement plan and health savings account service provider platforms (jointly, “service provider platforms”).
Shares may be purchased and redeemed on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail at the address on the back cover, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677 on any regular business day.
Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account.
Taxes. Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes, unless your shares are held in a tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For More Information About Oppenheimer International Growth Fund
You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/InternationalGrowthFund. You can also request additional information about the Fund or your account:
Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
...
Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 6803 S. Tucson Way Centennial, CO 80112-3924
...
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com
PR0825.001.0119